                                                                    EXHIBIT 10.5

                        AMENDMENT NO. 3 TO AIRCRAFT LEASE

      This Amendment No. 3 dated as of August 25, 2004 to Aircraft Lease (N166DT) dated as of March 3, 1999 ("Amendment") is executed by and between Fleet National Bank ("Lessor") with a place of business at c/o Fleet Capital Corporation, One Financial Plaza, Providence, RI 02903, and Priority Fulfillment Services, Inc., a Delaware corporation ("Lessee") having its principal place of business and chief executive office at 500 North Central Expressway, 5th Floor, Plano, Texas 75074.

                               W I T N E S S E T H

      WHEREAS, Lessor and Daisytek, Incorporated entered into a certain Aircraft Lease (N166DT) dated as of March 3, 1999 and related Lease Supplement No. 1 dated March 3, 1999 and Lease Supplement No. 2 dated March 3, 1999, all of which documents were recorded as one document by the Federal Aviation Administration ("FAA") on March 6, 1999 as Conveyance No. X139002 (said Aircraft Lease, Lease Supplement No. 1 and Lease Supplement No. 2 sometimes hereinafter collectively referred to as the "Aircraft Lease") regarding a certain 1999 Learjet Inc. Model 31A aircraft, bearing manufacturer's Serial No. 166 and U.S. Registration Mark N166DT (hereinafter referred to as the "Original Aircraft"), two (2) AlliedSignal Model TFE731-2-3B engines respectively bearing manufacturer's Serial Nos. 99456 and 99459, each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower (collectively, the "Original Engines") and certain other equipment leased under the Aircraft Lease, all as more particularly described in the Aircraft Lease (said Original Aircraft, Original Engines and all other equipment sometimes hereinafter collectively referred to as the "Original Leased Equipment"); and

      WHEREAS, the Lessor and Daisytek, Incorporated amended the Aircraft Lease pursuant to a certain Amendment No. 1 dated as of September 15, 1999 to Aircraft Lease and Lease Supplement No. 1 ("Amendment No. 1"), which Amendment was recorded by the FAA on October 12, 1999 as Conveyance No. PP012904, and which Amendment provided for the replacement of the Original Aircraft with a certain Learjet Inc. Model 31A aircraft, bearing manufacturer's Serial No. 183 and U.S. Registration Mark N183ML (hereinafter referred to as the "Learjet Aircraft"), two (2) AlliedSignal Model TFE731-2-3B engines respectively bearing manufacturer's Serial Nos. 99492 and 99491, each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower (collectively, the "Engines") and certain other equipment leased under the Aircraft Lease, all as more particularly described in the Aircraft Lease, as amended by Amendment No. 1 (said Learjet Aircraft and Engines sometimes hereinafter collectively referred to as the "Aircraft"); and

      WHEREAS, pursuant to the terms of Amendment No. 1, the Original Aircraft and the other Original Lease Equipment were replaced with the Aircraft for all purposes under the Aircraft Lease, as amended by Amendment No. 1; and

      WHEREAS, pursuant to a certain Aircraft Lease Assignment, Assumption and Amendment Agreement dated as of July 3, 2000 ("Assignment Agreement") between Daisytek, Incorporated, the Lessee and the Lessor, which Assignment Agreement was recorded by the FAA on August 17, 2000 as Conveyance No. HKO18697, (i) Daisytek, Incorporated assigned to the Lessee all of Daisytek, Incorporated's right, title and interest in and to the Aircraft Lease, as amended by Amendment No. 1, and the Aircraft, (ii) the Lessee assumed all of Daisytek, Incorporated's right, title and interest in and to the Aircraft Lease, as amended by Amendment No. 1, and the Aircraft and all of Daisytek, Incorporated's obligations thereunder, (iii) the Aircraft Lease, as amended by Amendment No. 1, was further amended, and (iv) the Lessor consented to the assignment and assumption of the Aircraft Lease, as amended by Amendment No. 1, and the Aircraft, and the further amendment of the Aircraft Lease, as evidenced by the Assignment Agreement; and

      WHEREAS, the Lessor and the Lessee further entered into a certain Amendment dated as of May 10, 2001 to Aircraft Lease (N166DT) dated as of March 3, 1999 ("2001 Amendment"), which 2001 Amendment was not recorded by the FAA; (the 2001 Amendment together with the Assignment Agreement, Amendment No. 1 and the Aircraft Lease sometimes hereinafter collectively referred to as the "Lease"); and

      WHEREAS, the Lessee has requested that the Lessor allow the Lessee to terminate the Lease and to purchase the Aircraft from the Lessor prior to the end of the term of said Lease notwithstanding the fact that the Lessee is not entitled, or does not have the right, to do so at this time; and

      WHEREAS, the Lessor has agreed to the foregoing requests but only on the terms and conditions contained in this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given to such terms in the Lease and in any other schedules, supplements, instruments, amendments, modifications, documents, instruments or agreements executed and/or delivered in connection with the Lease (all of the foregoing, other than the Lease, sometimes hereinafter collectively referred to as the "Other Lease Documents").

      2. Effective as of August 26, 2004 (or such earlier or later date as is acceptable to Lessor in its sole discretion) (hereinafter the "Termination Date") and expressly subject to satisfaction of the conditions precedent set forth in this Amendment, the Lease and the Other Lease Documents shall terminate on the date the Lessor has irrevocably received (i) all of the applicable amounts provided in Section 4 of this Amendment, and (ii) the duly executed Delivery Receipt (as such term is defined in Section 5 of this Amendment), as well as all of the duly executed documents, agreements and instruments required by the Lessor pursuant to Section 4 (or any other applicable section) of this Amendment. Lessee hereby further acknowledges and agrees that, from and after the date hereof, all purchase options, early purchase options, early termination option, upgrade options and options to renew pursuant to the Lease and the Other Lease Documents and any rights or options to assign the Lease and the Other Lease Documents or to sublease the Aircraft shall be hereby deemed automatically canceled, terminated and/or declined, as the case may be; provided, however, that any such purchase options, early purchase options, early termination option, upgrade options and options to renew shall be automatically reinstated pursuant to the terms of Section 16 of this Amendment in the event that, on or prior to the Termination Date, any of Bombardier Aerospace Corporation ("Bombardier"), Lessee and/or PFSWeb, Inc. (the "Guarantor"), as the case may be, fail to fully and timely comply with any of the terms and provisions of
Section 4 and/or subclauses (i) through (viii) of Section 16 of this Amendment.

      3. The Lessee's obligations and duties under the Lease and the Other Lease Documents, including, without limitation, the obligation to pay Basic Rent, shall continue unabated until the Lessee has fully and timely complied with all of the terms and conditions of this Amendment and the Lessor has irrevocably received (i) all of the applicable amounts provided in Section 4 of this Amendment, and (ii) the duly executed Delivery Receipt, as well as all of the duly executed documents, agreements and instruments required by the Lessor pursuant to Section 4 (or any other applicable section) of this Amendment. Notwithstanding the foregoing or otherwise, the Lessee hereby further acknowledges and agrees that all of its indemnification obligations and agreements, and waivers, in favor of the Lessor (and/or any related parties or entities as provided in the Lease and the Other Lease Documents) shall remain in full force and effect in accordance with the original terms and conditions of the Lease and/or the Other Lease Documents. In addition, the Lessee hereby further agrees to indemnify, protect, save, defend and keep harmless the Lessor and its agents, employees, officers, directors, shareholders, subsidiaries, affiliates, successors and assigns (Lessor and such other parties sometimes hereinafter collectively referred to as the "Indemnified Parties"), on a net after-tax basis, from and against any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation, claims involving or alleging product liability or strict or absolute liability in tort), actions, suits, demands, costs, expenses and disbursements (including, without limitation, legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by, or asserted against, any of the Indemnified Parties, whether or not any of the Indemnified Parties shall also be indemnified as to any such matters by any other Person, in any way relating to or arising out of the Aircraft, the sale of the Aircraft by Lessor to Lessee pursuant to this Amendment (including, without limitation, any sales or other taxes, or any broker's fees, expenses or commissions, due, payable, owing or outstanding in connection with said sale, other than any taxes on or measured solely by the net income of Lessor), this Amendment, the Lease, the Other Lease Documents or any documents, agreements or instruments related to any of the foregoing notwithstanding anything to the contrary contained in this Amendment, the Lease, the Other Lease Documents or otherwise, including, without limitation, (i) the Lessee's and the Lessor's respective execution and delivery of this Amendment, the FAA Lease Termination (as such term is defined in Section 4 of this Amendment) and/or the 2004 Aircraft Lease (as such term is defined in Section 4 of this Amendment), (ii) the Lessee's execution and delivery of the Delivery Receipt, the Swap Agreement (as such term is defined in the 4 of this Amendment), the 2004 Additional Aircraft Lease Documents (as such term is defined in Section 4 of this Amendment) and any documents, agreements or instruments related to the 2004 Aircraft Lease, the Swap Agreement and/or the 2004 Additional Aircraft Lease Documents, (iii) the Guarantor's execution and delivery of the 2004 Guaranty (as such term is defined in Section 4 of this Amendment), the Guarantor Consent (as such term is defined in Section 4 of this Amendment), the 2004 Additional Guaranty Documents (as such term is defined in
Section 4 of this Amendment), the Additional Guarantor Consent Documents (as such term is defined in Section 4 of this Amendment) and any documents, agreements or instruments related to the 2004 Guaranty, the Guarantor Consent, the 2004 Additional Guaranty Documents and/or the Additional Guarantor Consent Documents, and/or (iv) the Lessor's execution and/or delivery, as the case may be, of the Bill of Sale (as such term is defined in Section 4 of this Amendment), the FAA Bill of Sale (as such term is defined in Section 4 of this Amendment), the UCC Termination Statements (as such term is defined in Section 4 of this Amendment) and/or any documents, agreements or instruments related thereto. Moreover, and notwithstanding anything to the contrary contained in this Amendment or otherwise, each of the Lessee and the Lessor hereby further acknowledges and agrees that the termination contained in this Amendment shall not terminate, or otherwise adversely affect, prejudice or limit, in any way whatsoever any other documents, agreements or instruments of any kind whatsoever executed and/or delivered by the Lessee or any other party, person or entity of any kind whatsoever in favor of the Lessor (including, without limitation, the 2004 Aircraft Lease, the 2004 Additional Aircraft Lease Documents, the 2004 Guaranty, the 2004 Additional Guaranty Documents, the Guarantor Consent and the Additional Guarantor Consent Documents) or any obligations, liabilities, or agreements of the Lessee or any other party, person or entity of any kind whatsoever in favor of the Lessor pursuant to any such other documents, agreements, instruments or otherwise (including, without limitation, the 2004 Aircraft Lease, the 2004 Additional Aircraft Lease Documents, the 2004 Guaranty, the 2004 Additional Guaranty Documents, the Guarantor Consent and the Additional Guarantor Consent Documents). The indemnification agreements, obligations and liabilities of the Lessee set forth in the Lease, this Section 3 and any other applicable section of this Amendment shall survive the execution and delivery of this Amendment, the Delivery Receipt, the Bill of Sale, the FAA Bill of Sale, the FAA Lease Termination, the UCC Termination Statements, the Swap Agreement, the 2004 Aircraft Lease, the 2004 Additional Aircraft Lease Documents, the 2004 Guaranty, the 2004 Additional Guaranty Documents, the Guarantor Consent, the Additional Guarantor Consent Documents and/or any other documents, agreements or instruments related to any of the foregoing, and shall also survive the termination of the Lease and the Other Lease Documents, for all purposes.

      4. On the Termination Date (and/or on any later date acceptable to the Lessor in its sole discretion), the Lessee shall (i) cause Bombardier to timely and fully sell, convey and transfer a certain Learjet Inc. Model 31A aircraft bearing U.S. Registration Mark N122BX and manufacturer's serial number 143 (the "2004 Aircraft") to Lessor strictly in accordance with the terms of a certain swap or trade-in agreement dated August 10, 2004 (the "Swap Agreement") between Lessee and Bombardier with regard to the Aircraft and the 2004 Aircraft Lease,
(ii) cause Bombardier to pay Lessor, in immediately available funds via wire transfer, $820,566.00 with regard to the Swap Agreement, (iii) execute and deliver to Lessor a certain Lease (S/N 143) dated as of August 25, 2004 (the "2004 Aircraft Lease") between the Lessor and the Lessee and any and all documents, agreements or instruments required or requested by

Lessor in connection therewith (any such other documents, agreements or instruments required or requested by Lessor sometimes hereinafter collectively referred to as the "2004 Additional Aircraft Lease Documents"), which 2004 Aircraft Lease and 2004 Additional Aircraft Lease Documents shall be in form and substance satisfactory in all respects to Lessor, (iv) accept the 2004 Aircraft for lease under or in connection with the 2004 Aircraft Lease and execute and deliver to Lessor a certain Lease Supplement to such 2004 Aircraft Lease, which Lease Supplement shall be in form and substance satisfactory in all respects to Lessor, (v) fully and timely comply with any and all terms and provisions of the 2004 Aircraft Lease, (vi) cause the Guarantor to execute and deliver to Lessor a certain Guaranty dated as of August 25, 2004 (the "2004 Guaranty") in favor of the Lessor and any and all documents, agreements or instruments required or requested by Lessor in connection therewith (any such other documents, agreements or instruments required or requested by Lessor sometimes hereinafter collectively referred to as the "2004 Additional Guaranty Documents"), which 2004 Guaranty and 2004 Additional Guaranty Documents shall be in form and substance satisfactory in all respects to Lessor, (vii) cause the Guarantor to execute and deliver to Lessor a certain Guarantor's Acknowledgment, Agreement and Consent dated as of August 25, 2004 (the "Guarantor Consent") in favor of the Lessor and any and all documents, agreements or instruments required or requested by Lessor in connection therewith (any such other documents, agreements or instruments required or requested by Lessor sometimes hereinafter collectively referred to as the "Additional Guarantor Consent Documents"), which Guarantor Consent and Additional Guarantor Consent Documents shall be in form and substance satisfactory in all respects to Lessor, (viii) pay to Lessor, in immediately available funds via wire transfer, the August 5, 2004 Basic Rent payment (which August 5, 2004 Basic Rent payment has been received by Lessor) together with all other Rent and any other amounts then due and payable under the Lease and the Other Lease Documents on, as of, or prior to, the Termination Date (excluding any Supplemental Rent which may be due or payable prior to, on, or after the Termination Date, which Supplemental Rent, however, shall continue to be due and payable by the Lessee), and (ix) pay to Lessor, in immediately available funds via wire transfer, any applicable sales, excise or other taxes imposed as a result of the sale of the Aircraft to the Lessee (other than gross or net income taxes attributable to such sale) (all of said amounts set forth in subclauses (ii), (viii) and (ix) hereinafter collectively referred to as the "Outstanding Termination Amounts"); provided, however, that the Lessee shall continue to be liable, obligated and responsible for any Supplemental Rent which may be due or payable prior to, on, or after the Termination Date and for any other amounts or payments due, payable or outstanding relating to the Lease, any Other Lease Documents and/or this Amendment after the Termination Date (including, without limitation, any amounts or payments relating to any indemnification or tax agreements, obligations or liabilities, including, but not limited to, any indemnification agreements, obligations or liabilities set forth in Section 3 of this Amendment), other than for any Basic Rent due after the Termination Date.

      Upon the Lessor's receipt of the Outstanding Termination Amounts and this Amendment duly executed by the Lessee and any other documents required by this Amendment (including, without limitation, the Delivery Receipt, the FAA Lease Termination, the 2004 Aircraft Lease, 2004 Additional Aircraft Lease Documents, the 2004 Guaranty, the 2004 Additional Guaranty Documents, the Guarantor Consent and the Additional Guarantor Consent Documents), the Lessor hereby further agrees (i) to sell the Aircraft to the Lessee on an "AS-IS WHERE-IS" AND "WITH ALL FAULTS" BASIS, WITHOUT ANY REPRESENTATION BY, OR RECOURSE OR WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER TO, LESSOR, (ii) to deliver the Aircraft, at the Lessee's sole cost and expense, to the Lessee at any airport located in the State of Kansas (or at any other location acceptable to Lessor and Lessee), (iii) to execute and deliver to the Lessee an "As-Is Where-Is" Bill of Sale ("Bill of Sale") which Bill of Sale shall be in the form attached hereto and made a part hereof as Exhibit 1, (iv) to execute and deliver to the Lessee an FAA Bill of Sale ("FAA Bill of Sale") which FAA Bill of Sale shall be in the form attached hereto and made a part hereof as Exhibit 2, (v) to execute and deliver to the Lessee an FAA Lease Termination Agreement ("FAA Lease Termination") which FAA Lease Termination shall be in the form attached hereto and made a part hereof as Exhibit 3, and (vi) to deliver to the Lessee Uniform Commercial Code ("UCC") Termination Statements (collectively, the "UCC Termination Statements") which shall terminate any existing UCC Financing Statements concerning only the Aircraft (or, in the event that any existing UCC Financial Statements concerning the Aircraft also concern additional aircraft or other collateral, UCC Partial Releases as to the Aircraft only).

      5. Concurrently with the delivery of the Aircraft to the Lessee, the Lessee shall execute and deliver to the Lessor a delivery receipt ("Delivery Receipt") which Delivery Receipt shall be in the form attached hereto and made a part hereof as Exhibit 4 and the FAA Lease Termination. The Lessee's acceptance of the Aircraft by executing the Delivery Receipt shall be deemed conclusive evidence that (i) the Lessee has inspected the Aircraft, and any logbooks and all other records relating thereto, to the Lessee's complete satisfaction, (ii) the Aircraft is in good order, repair and condition, (iii) the Aircraft complies with the terms of this Amendment, and (iv) the Lessee has irrevocably and unconditionally accepted delivery of the Aircraft for all purposes.

      6. On the Termination Date (or on any other date requested by the Lessor), and in order to further induce the Lessor to enter into this Amendment, the Lessee hereby further agrees to pay all actual costs and expenses incurred by, or on behalf of, the Lessor in connection with any of this Amendment, the termination of the Lease and purchase of the Aircraft contemplated hereunder, including, but not limited to, the fees and expenses of any escrow agent and/or of the Lessor's counsel and FAA counsel; provided, however, that the foregoing costs and expenses payable by the Lessee shall not, in the aggregate, exceed $30,000.00; provided, further, however, that the foregoing $30,000.00 limitation, and the Lessee's payment of any costs and expenses, pursuant to this
Section 6 shall not limit, or waive, or be applicable to, in any way whatsoever any other costs and/or expenses or other legal fees or costs and expenses incurred by or on behalf of the Lessor in connection with (x) the exercise or enforcement of any of the rights or remedies of the Lessor in connection with the Lease, the Other Lease Documents, this Amendment and/or any and all other documents, agreements and/or instruments executed and/or delivered in connection therewith or herewith, as the case may be, or at law or in equity or otherwise after the date hereof, (y) any indemnification agreements, obligations and liabilities of the Lessee set forth in the Lease, Section 3 of this Amendment and any other applicable section of this Amendment, and/or (z) the failure by the Lessee to perform or observe any term or condition contained in any of the Lease, the Other Lease Documents, this Amendment and/or any and all other documents, agreements and/or instruments executed and/or delivered in connection therewith or herewith, as the case may be.

      7. The Lessee hereby further acknowledges and agrees that it shall have no claim, right, title or interest of any kind whatsoever to any amounts or any sales, use or similar tax paid to or by the Lessor or otherwise in connection with the acquisition, the leasing, or any sale of the Aircraft, except for any claim, right, title or interest of the Lessee with regard to any sale of the Aircraft by the Lessee after the Lessee purchases the Aircraft from the Lessor pursuant to the terms of this Amendment.

      8. Each of the Lessee and the Lessor hereby further (i) affirms and ratifies their respective obligations under or in connection with the Lease and any Other Lease Documents, and (ii) agrees that the Lease and the Other Lease Documents are in full force and effect without variance, qualification, discharge or diminution of any kind whatsoever (except as otherwise expressly provided in this Amendment).

      9. Each of the parties represents and warrants to the other party that (i) such party's execution and delivery of this Amendment and any other documents, agreements and instruments executed or delivered in connection herewith have been duly authorized on its part; (ii) such party has full power and authority to execute, deliver and perform its obligations under this Amendment and any other documents, agreements and instruments executed or delivered in connection herewith; and (iii) all required consents for such party's execution, delivery and performance of this Amendment and any other documents, agreements and instruments executed or delivered in connection herewith have been duly obtained.

      10. This Amendment shall be binding upon the Lessee and its representatives, successors, transferees and assigns and the benefits hereof shall extend to and include the Lessor and its successors, representatives, transferees and assigns.

      11. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all said counterparts taken together shall be deemed and constitute one and the same instrument.

      12. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural and vice versa, and impersonal pronouns shall be deemed to include the personal pronoun of the appropriate gender.

      13. If any provision in this Amendment or any part thereof is held invalid or unenforceable, such invalidity or unenforceability shall not affect or impair the validity or the enforceability of the remaining provisions, or any part thereof, of this Amendment.

      14. This Amendment shall be deemed to have been executed in Rhode Island by virtue of the Lessor having countersigned and accepted this Amendment in Rhode Island and shall be deemed to be performed in Rhode Island by virtue of the payment of the Outstanding Termination Amounts to be made to Lessor in Rhode Island, and this Amendment shall be delivered for closing purposes in Lessor's office at One Financial Plaza, Providence, Rhode Island. Notwithstanding the foregoing, however, this Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law or choice of law, including all matters of construction, validity and performance. The Lessee hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Amendment, the Lease and/or the Other Lease Documents may be instituted or brought in the courts of the State of New York or the United States District Court for the Southern District of New York, as the Lessor may elect, and by execution and delivery of this Amendment, the Lessee hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such court, and to all proceedings in such courts.

      15. THIS AMENDMENT SHALL NOT BE MODIFIED, ALTERED, AMENDED OR WAIVED IN WHOLE OR IN PART EXCEPT IN WRITING DULY SIGNED BY EACH PARTY. ANY WAIVER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH IT IS GIVEN. NO FAILURE TO EXERCISE, OR DELAY IN EXERCISING, ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY FAILURE TO EXERCISE, OR PARTIAL EXERCISE OF, ANY RIGHT HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT.

      16. Notwithstanding anything to the contrary contained in this Amendment or otherwise, the Lessee shall not be entitled to terminate the Lease and the Other Lease Documents pursuant to the terms of this Amendment in the event that, on or prior to the Termination Date, (i) Bombardier does not, for any reason whatsoever, timely and fully sell, convey and transfer the 2004 Aircraft to Lessor strictly in accordance with the terms of the Swap Agreement, (ii) Bombardier does not, for any reason whatsoever, pay Lessor, in immediately available funds via wire transfer, $820,566.00 with regard to the Swap Agreement, (iii) Lessee does not, for any reason whatsoever, execute and deliver to Lessor the 2004 Aircraft Lease and the 2004 Additional Aircraft Lease Documents, (iv) the Lessee does not, for any reason whatsoever, (x) accept the 2004 Aircraft for lease under or in connection with the 2004 Aircraft Lease and execute and deliver to Lessor a certain Lease Supplement to such 2004 Aircraft Lease, which Lease Supplement shall be in form and substance satisfactory in all respects to Lessor, and/or (y) fully and timely comply with any and all terms and provisions of the 2004 Aircraft Lease, (v) the Guarantor does not, in any way whatsoever, execute and deliver to Lessor the 2004 Guaranty and the 2004 Additional Guaranty Documents, (vi) the Guarantor does not, in any way whatsoever, execute and deliver to Lessor the Guarantor Consent and the Additional Guarantor Consent Documents, (vii) the Lessee does not timely and fully pay the Lessor the Outstanding Termination Amounts pursuant to the terms of Section 4 of this Amendment, and/or (viii) Lessee does not fully and timely comply with all of the terms and conditions of this Amendment. Upon the occurrence of any such failure by any of Bombardier, the Lessee and/or the Guarantor, as the case may be, to fully and timely comply with any of the terms and provisions of subclauses (i) through (viii) above, the Lease and the Other Lease Documents shall not be terminated and such documents shall remain, and continue to be, in full force and effect and the Lessee shall be obligated to continue to timely and fully comply with all the terms and conditions of said Lease and Other Lease

Documents, including, without limitation, timely and fully paying all Basic Rent and other amounts due or payable in connection with the Lease and/or the Other Lease Documents.

      17. Except as expressly modified or amended in this Amendment, the terms and conditions of the Lease and the Other Lease Documents shall remain in full force and effect in accordance with their respective original tenor. Without limiting the generality of the foregoing or any other terms of this Amendment, nothing contained herein shall be interpreted or construed in any way whatsoever to limit the various provisions of the Lease and/or the Other Lease Documents except as otherwise expressly provided herein.

      18. The terms and provisions of this Amendment shall be effective as of the date hereof, except as otherwise provided in the first sentence of Section 2 of this Amendment.

                      [this space intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized representatives as of the date and year first above written.

                                     FLEET NATIONAL BANK

                                     By:_________________________________

                                     Name:_______________________________

                                     Title:____________________________

                                     PRIORITY FULFILLMENT SERVICES, INC.

                                     By:_________________________________

                                     Name:_______________________________

                                     Title:____________________________

                                    EXHIBIT 1

                                  BILL OF SALE

      Fleet National Bank (the "Seller"), in consideration of the sum of Ten and 00/100 U. S. Dollars ($10.00) and other good and valuable consideration paid by Priority Fulfillment Services, Inc. (the "Buyer"), receipt of which is acknowledged, hereby grants, sells, assigns and transfers to Buyer the aircraft and the engines specifically described in the immediately succeeding paragraph together with all appliances, parts, instruments, appurtenances, accessories, furnishings, avionics, components and other equipment of whatever nature installed on said aircraft (other than, however, any loaner engines or any other loaner appliances, parts, instruments, appurtenances, accessories, furnishings, avionics, components and equipment of whatever nature) and all logbooks, manuals, certificates, data and inspection, modification, maintenance, engineering, technical, overhaul and all other books and records (including all computerized data, records and materials) as pertain to the operation and maintenance of such aircraft and which are in Seller's possession (all of the foregoing hereinafter collectively referred to as the "Aircraft"), along with whatever claims and rights Seller may have against the manufacturer and/or supplier of the Aircraft, including, but not limited to, all warranties and representations, but only to the extent that any of such claims or rights or representations or warranties (i) are existing or in effect as of the date of this Bill of Sale and (ii) are permitted to be assigned by Seller to Buyer pursuant to the terms of any warranty or maintenance agreements or contracts relating solely to the Aircraft; provided, however, that the Seller is not selling, assigning or otherwise transferring in any way whatsoever any existing maintenance or repair programs in the name of Seller concerning or relating in any way to the Aircraft (or any portion thereof) and any such maintenance or repair programs are hereby excluded from the term "Aircraft" and are also excluded from this Bill of Sale for all purposes.

                             DESCRIPTION OF AIRCRAFT

      One used Learjet Inc. Model 31A aircraft bearing manufacturer's Serial No. 183 and U.S. Registration Mark N183ML and two (2) AlliedSignal Model TFE731-2-3B engines respectively bearing manufacturer's Serial Nos. 99492 and 99491.

      BUYER IS PURCHASING THE AIRCRAFT IN RELIANCE UPON ITS PERSONAL INSPECTION AND KNOWLEDGE OF THE AIRCRAFT AND IN AN "AS-IS, WHERE-IS" AND "WITH ALL FAULTS" CONDITION. SELLER HAS NOT AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATIONS, GUARANTIES OR WARRANTIES WHATSOEVER WITH RESPECT TO (i) THE AIRCRAFT (INCLUDING, WITHOUT LIMITATION, ANY ACCESSORIES, ACCESSIONS, ENGINES, EQUIPMENT, LOGBOOKS, CERTIFICATES AND MAINTENANCE RECORDS RELATED THERETO), (ii) TITLE, POSSESSION, QUIET ENJOYMENT OR THE LIKE IN THIS DISPOSITION OR SALE OF THE AIRCRAFT, AND/OR (iii) THIS BILL OF SALE, INCLUDING, BUT NOT LIMITED TO, ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES CONCERNING THE AIRWORTHINESS, CONDITION, DESIGN, CAPACITY OR DURABILITY OF THE AIRCRAFT, COMPLIANCE OF THE AIRCRAFT WITH ANY LAW, RULE, REGULATION OR STANDARD PERTAINING THERETO OR THE CONFORMITY OF THE AIRCRAFT TO THE SPECIFICATIONS AND/OR PROVISIONS OF THIS BILL OF SALE OR OF ANY OTHER DOCUMENT OR AGREEMENT OR OTHERWISE, QUALITY OF THE MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, USE, OPERATION, VALUE OR SAFETY, THE ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE BY BUYER OR ANY OTHER PARTY, PERSON OR ENTITY OF ANY KIND WHATSOEVER); AND SELLER HEREBY DISCLAIMS AND BUYER (ON ITS BEHALF AND ON BEHALF OF ANY OTHER PARTY, PERSON OR ENTITY OF ANY KIND WHATSOEVER) BY ITS ACCEPTANCE OF THIS BILL OF SALE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, GUARANTIES, OBLIGATIONS AND LIABILITIES OF SELLER AND RIGHTS, CLAIMS AND REMEDIES OF BUYER (OR OF ANY OTHER PARTY, PERSON OR ENTITY OF ANY KIND WHATSOEVER) AGAINST SELLER, EXPRESS

OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY OF THE AIRCRAFT, THE TITLE, POSSESSION, THE QUIET ENJOYMENT OR THE LIKE IN THIS DISPOSITION OR SALE OF THE AIRCRAFT AND/OR ANY NON-CONFORMANCE OR DEFECT (PATENT OR LATENT, WHETHER OR NOT DISCOVERABLE BY BUYER OR ANY OTHER PARTY, PERSON OR ENTITY OF ANY KIND WHATSOEVER) CONCERNING THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO (a) THE QUALITY, CONTENT AND CONDITION OF THE AIRCRAFT, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (b) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (c) ANY OBLIGATIONS, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT OR IN TORT (STRICT, ABSOLUTE OR OTHERWISE), WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER, ACTUAL, ACTIVE, PASSIVE OR IMPUTED, AND (d) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR DELAY OR NON-DELIVERY OF THE AIRCRAFT, COST OF "COVER", LOSS OF OR DAMAGE TO THE AIRCRAFT, ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY, LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT OR FOR ANY OTHER DIRECT, INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES EVEN IF THE SELLER IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale this ____ day of August, 2004.

                                     FLEET NATIONAL BANK

                                     By: ______________________________

                                     Name:_____________________________

                                     Title:_____________________________

                                    Exhibit 2

                                FAA BILL OF SALE

                                    Exhibit 3

                         FAA LEASE TERMINATION AGREEMENT

      Fleet National Bank and Priority Fulfillment Services, Inc., as lessor and lessee, respectively, under that certain Aircraft Lease, as more particularly described in Annex I attached hereto (the "Lease"), with respect to the Aircraft, as more particularly described in Annex I attached hereto, hereby terminate the Lease and release the Aircraft from all of the terms and conditions thereof.

      This FAA Lease Termination Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original and all together shall constitute one and the same instrument.

      Dated as of August __, 2004.

                                     Lessor:

                                     FLEET NATIONAL BANK

                                     By:__________________________________

                                     Name:________________________________

                                     Title:____________________________

                                     Lessee:

                                     PRIORITY FULFILLMENT SERVICES, INC.

                                     By:__________________________________

                                     Name:________________________________

                                     Title:____________________________

                   ANNEX I TO FAA LEASE TERMINATION AGREEMENT

                              Description of Lease

      Aircraft Lease (N166DT) dated as of March 3, 1999 between Fleet National Bank, as lessor, and Priority Fulfillment Services, Inc. (as assignee of Daisytek, Incorporated), as lessee, which was recorded by the Federal Aviation Administration on March 6, 1999 and assigned Conveyance No. X139002, as supplemented and amended by the following described instruments:

FAA                       Date Of FAA                 FAA              FAA
Instrument                 Instrument            Recording Date   Conveyance No.
----------                 ----------            --------------   --------------
Lease Supplement        as of 03/03/99             03/06/99          X139002
No. 1

Lease Supplement        as of 03/03/99             03/06/99          X139002
No. 2

Amendment No. 1         as of 09/15/99             10/12/99          PP012904

Aircraft Lease
Assignment,
Assumption and
Amendment
Agreement               as of 07/03/00             08/17/00          HK018697

                             Description of Aircraft

Learjet Inc. Model 31A aircraft which consists of the following components:

      (a) Airframe bearing U. S. Registration Mark N183ML and manufacturer's serial number 183.

      (b) Two (2) AlliedSignal Model TFE731-2-3B aircraft engines respectively bearing manufacturer's serial numbers 99492 and 99491 (which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                                    Exhibit 4

                                DELIVERY RECEIPT

      Priority Fulfillment Services, Inc. hereby acknowledges and accepts receipt of, and delivery from, Fleet National Bank of the following Aircraft:

Learjet Inc. Model 31A aircraft which consists of the following components:

      (a) Airframe bearing U. S. Registration Mark N183ML and manufacturer's serial number 183.

      (b) Two (2) AlliedSignal Model TFE731-2-3B aircraft engines respectively bearing manufacturer's serial numbers 99492 and 99491 (which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

DELIVERY DATE: ____________________

DELIVERY LOCATION: ________________

                                     PRIORITY FULFILLMENT SERVICES, INC.

                                     By:________________________________

                                     Name:_____________________________

                                     Title:____________________________

fleet\daisy\5-2004 lease termination